FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 10, 2000

                        RETURN ON INVESTMENT CORPORATION

             Delaware              033-36198             22-3038309

          1825 Barrett Lakes Blvd., Suite 260, Kennesaw, Georgia 30144

                                  770-517-4750

                      FORMERLY NET/TECH INTERNATIONAL, INC.

        Former address: 1 West Front Street, Suite 30, Red Bank, NJ 07701


                     ITEM 1 CHANGES IN CONTROL OF REGISTRANT

Return On Investment Corporation ("the Company"), formerly Net/Tech International, Inc., experienced a change of control as a result of the acquisition of Results Oriented Integration Corporation ("ROI") on August 10, 2000.

PERSONS WHO ACQUIRED CONTROL
--------------------------------------------------------------------------------
TITLE OF      NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT OF         % OF
CLASS                                                  BENEFICIAL        CLASS
                                                       OWNERSHIP
--------------------------------------------------------------------------------
Common        Charles A. McRoberts, 1825 Barrett       2,456,867         26.9
              Lakes Blvd., Suite 260, Kennesaw, GA
              30144 (Note 1)
--------------------------------------------------------------------------------
Common        Charles Pecchio Jr., 1825  Barrett       2,021,481         22.1
              Lakes Blvd., Suite 260, Kennesaw, GA
              30144 (Note 2)
--------------------------------------------------------------------------------
Common        John W. McRoberts, 1825 Barrett Lakes    1,488,740         16.3
              Blvd., Suite 260, Kennesaw, GA
              30144 (Note 3)
--------------------------------------------------------------------------------
Common        ROI GROUP (Note 4)                       5,967,088         65.3
--------------------------------------------------------------------------------

(Note 1) Includes 1,553,485 shares held in escrow. Consideration used in acquiring beneficial shares was an exchange of an equivalent amount of Results Oriented Integration Corporation common stock pursuant to the Plan of Merger. (Note 2) Includes 1,271,033 shares held in escrow. Consideration used in acquiring beneficial shares was an exchange of an equivalent amount of Results Oriented Integration Corporation common stock.
(Note 3) Includes 941,412 shares held in escrow. Consideration used in acquiring beneficial shares was an exchange of an equivalent amount of Results Oriented Integration Corporation common stock.
(Note 4) Amount of ownership held by all three persons (1)(2)(3).

PERSONS FROM WHOM CONTROL WAS ASSUMED
--------------------------------------------------------------------------------
TITLE OF    NAME AND ADDRESS OF BENEFICIAL OWNER       AMOUNT OF         % OF
CLASS                                                  BENEFICIAL        CLASS
                                                       OWNERSHIP
--------------------------------------------------------------------------------
Common      Glenn E. Cohen, 185 Route 36, West Long    1,763,333          16.0
            Branch, NJ  07764
--------------------------------------------------------------------------------
Common      Cryo-Cell International, Inc., 185         1,557,711          16.0
            Route 36, West Long Branch, NJ 07764
--------------------------------------------------------------------------------
Common      Paul W. Enoch, Jr., 185 Route 36, West     1,400,000          13.0
            Long Branch, NJ 07764
--------------------------------------------------------------------------------

TERMS OF PLEDGES OBTAINED BY THE NEW CONTROL GROUP FOR THE PURPOSES OF ACQUIRING CONTROL
The Company pledged, pursuant to the Plan of Merger included as an exhibit in this document, to acquire ROI and effect a stock swap at the close of the acquisition. In order to complete the acquisition, the following actions, after approval by a vote of the shareholders at the Special Meeting held on July 26, 2000, were taken: the issuance of shares of the Company's Common Stock to be exchanged for the common stock of ROI; the Company's name will be changed; an increase in the number of authorized shares of the Company's Common Stock; a reverse split of the Company's Common Stock; issuance of shares of Common Stock in lieu of payment of debt; a private offering of the Company's Common Stock; and institution of an incentive stock option plan for the Company's Common Stock.

The Company must issue (after the reverse split) a total of 6,118,918 shares of Common Stock, par value $.01 per share, to be exchanged for all of the issued and outstanding shares of common stock of ROI. These shares will not be registered under the Securities Act of 1933, as amended, and must be held for a minimum of two years. 2,352,988 of these shares will be delivered at closing and 3,765,930 of these shares will be held in escrow, with a portion released each year at the rate of one share for each $2.40 of the Company's Net Income Before Income Taxes ("NIBIT") for the fiscal years ending in 2000, 2001, 2002, 2003, 2004, and 2005. If the cumulative total NIBIT reaches $9,038,232.00, then all of the escrowed shares will have been released. Each year's released shares must be held for a minimum of one year. Except for the minimum holding period, all of these shares are subject to piggyback registration rights which will enable the holder of such shares to have such shares registered along with any possible future registration of shares of the Company.

                          ITEM 2 ACQUISITION OF ASSETS

DESCRIPTION OF ASSETS
On August 10, 2000, the Company acquired ROI. The Company conducted a private placement to raise capital and effected a stock swap as consideration for the merger. The terms of the merger were negotiated at arms length and agreed to by the directors and shareholders of the corporation. The Company obtained ROI and all its assets in exchange for the consideration given. The funds for the merger consisted of the Company's common stock exchanged for all outstanding shares of ROI stock.

NATURE OF ASSETS
ROI markets software that processes electronic payment transactions for companies selling through Internet e-commerce, retail outlets, and mail order call centers. ROI's primary software is "e-transaction middleware" that is certified to provide access to credit card and check authorization networks for application software from companies like Binary Tree, Computer Associates, J.D. Edwards, Friedman Corporation, HarrisData, Intentia, LANSA, VAI, and dozens more. ROI customers range from small to large Internet marketers and retailers, including companies such as Alltel, Brunswick, 800.com, IBM, and Skytel.

ROI currently provides credit card processing software only for IBM AS/400 computer systems in the United States. The Company intends to contiue to market the software to the IBM AS/400 marketplace in the United States. The Company intends to use some of the capital provided from the private placement offering acquisition to pay off existing debt and to develop versions of ROI software for other computer systems, such as Unix, Linux, and Windows systems. The Company also intends to expand internationally and to pursue acquisitions of other software companies whose products are complementary to ROI's.

                               ITEM 5 OTHER EVENTS

The Company changed its name to Return On Investment Corporation on August 10, 2000.

                    ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
It is impracticable to provide the required financial statements for Results Oriented Integration Corporation ("ROI"), the business acquired by the Company in the merger of August, 10, 2000. The audited financial numbers for ROI are not yet available. Such required financial statements as are available have been filed with this document. The required financial statements will be filed as an amendment to this Form as soon as practicable, but not later than 60 days after this report is filed. Unaudited financial statements for the acquired company, ROI, have been included with this Form filing.

RESULTS ORIENTED INTEGRATION CORPORATION
----------------------------------------

BALANCE SHEETS
JUNE 30, 1999 AND 2000

Assets                                                   1,999            2,000
Current Assets:
Cash                                                   (62,409)          28,568
Other Current Assets                                        --          161,173
Accounts Receivable                                    400,322          845,482
                                                  -----------------------------
                                                       337,913          874,050
Property and Equipment net of
  Accumulated Depreciation of
  $162,670 and $365,134                                874,717          707,685
                                                  -----------------------------
                                                     1,212,630        1,581,735
                                                  =============================
Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable                                        50,611          302,284
Deferred Revenue                                       179,277          523,062
Notes Payable - Current                                220,944          405,209
                                                  -----------------------------
  Total Current Liablities                             450,832        1,230,555

Notes Payable - Long Term                              700,605          522,817
                                                  -----------------------------
  Total Liabilities                                  1,151,437        1,753,372
                                                  -----------------------------
Stockholders' Equity
Common Stock  (10,000,000 shares                         1,333            5,039
  authorized, 5,333,200 issued and outstanding
  in 1999 and 6,118,917 issued and outstanding
  in 2000)
Retained Earnings                                       59,860         (176,676)

                                                  -----------------------------
 Total Stockholders' Equity                             61,193         (171,637)

                                                  -----------------------------
                                                     1,212,630        1,581,735
                                                  =============================

RESULTS ORIENTED INTEGRATION CORPORATION
----------------------------------------

Statement of Income
For the years ending June 30, 1999 and 2000

                                                        1999            2000
Revenue
Sales - License Fees                               $    976,038       1,802,568
Sales - Support and Update Service                      273,324         594,131
Sales - Other                                            56,011          28,566
                                                   ----------------------------
                                                      1,305,373       2,425,265
                                                   ----------------------------
Expenses
Wages & Salaries                                        498,224       1,253,826
Commissions and Contract Services                       129,403         380,860
Royalties                                               138,277          64,698
Supplies                                                109,044         146,065
Advertising and Promotion                                14,921         286,712
Employee Benefits                                        74,812          69,071
Rent and Occupancy                                       23,840          42,271
Depreciation                                            106,883         207,464
Telecommunications                                       36,150          52,908
Travel                                                   40,218          24,633
Interest (net)                                           57,837          85,052
Other General & Administrative                           22,914          48,241
                                                   ----------------------------
Total Operating Expenses                              1,252,523       2,661,801
                                                   ----------------------------

Net Income (Loss) Before Income Taxes                    52,850        (236,536)
Income Tax Expense                                           --
                                                   ----------------------------

Net Income                                               52,850        (236,536)
                                                   ============================

RESULTS ORIENTED INTEGRATION CORPORATION
----------------------------------------

Statement of Cash Flows
For the Years ending June 30, 1999 and 2000

                                                        1999             2000
Cash Flows from Operating Activities
Net (Loss) Income                                        2,850         (236,536)
Adjustments to reconcile net income to
  net cash provided by operating
  activiities
    Depreciation                                       106,883          202,464
    (Increase) decrease in:
      Accounts Receivable                             (290,194)        (445,160)
    (Decrease) Increase in:
      Accounts payable                                  50,611          251,673
      Deferred Revenue                                 179,277          343,785
      Other Payables                                        --               --
      Deferred Taxes                                        --               --
                                                  -----------------------------

Net Cash Provided by Opereating Activities              49,427          116,226
                                                  -----------------------------

Cash Flows for Investing Activities
  Purchase of Equipment and Software                  (900,000)         (35,432)
                                                  -----------------------------

Cash Flows from Financing Activities
  Issuance of Common Stock                                 833            3,706
  Proceeds of Debt (net)                               791,884            6,477
                                                  -----------------------------
  Repayment of Debt
Net Cash Provided from Financing Activities            792,717           10,183
                                                  -----------------------------

Net Change in Cash                                     (57,856)          90,977
Cash at beginning of year                               (4,553)         (62,409)
                                                  -----------------------------

Cash at end of year                                    (62,409)          28,568
                                                  =============================

Supplemental Disclosures
Operating activities reflect interest paid of $57,943 in 1999 and $85,052 in 2000.

RESULTS ORIENTED INTEGRATION CORPORATION
----------------------------------------

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years ending June 30, 1999 and 2000

                                 Common Stock           Retained
                            Shares          Amount      Earnings         Total

Balance July 1, 1998       5,333,200         1,333        57,010         58,343

Net Loss                                                   2,850          2,850
                          -----------------------------------------------------

Balance June 30, 1999      5,333,200         1,333        59,860         61,193

Issue of Common Stock        785,717         3,706                        3,706

Net Income                                              (236,536)      (236,536)
                          -----------------------------------------------------

Balance June 30, 2000      6,118,917         5,039      (176,676)      (171,637)
                          =====================================================

PRO FORMA FINANCIAL INFORMATION

Results Oriented Integration Corporation
Consolidated Pro Forma Condensed Balance Sheets

                                                  June 30, 1999    June 30, 2000
Assets:
Cash                                              $    (58,978)    $     28,568
Accounts Receivable                                    400,322          684,309
Other Current Assets                                        --          161,172
                                                  -----------------------------
                                                       341,344          874,049
                                                  -----------------------------

Equipment                                            1,037,387        1,072,819
Accumulated Depreciation                              (162,670)        (365,134)
                                                  -----------------------------
                                                       874,717          707,685
                                                  -----------------------------
                                                  $  1,216,061     $  1,581,734
                                                  =============================

Liabilities and Stockholders' Equity (Deficit)
Liabilities:
Accounts Payable                                  $     92,015     $    447,959
Deferred Revenue                                       179,277          523,062
Notes Payable - Current                                179,540          405,209
                                                  -----------------------------
                                                       450,832        1,376,230
Notes Payable Long Term                                700,605          522,817
                                                  -----------------------------
                                                     1,151,437        1,899,047
                                                  -----------------------------
Stockholders' Equity (Deficit)
Common Stock                                            98,920          102,626
Retained Earnings (Deficit)                            (34,296)        (419,939)
                                                  -----------------------------
                                                        64,624         (317,313)
                                                  -----------------------------
                                                  $  1,216,061        1,581,734
                                                  =============================

Results Oriented Integration Corporation
Consolidated Pro Forma Condensed Income Statements

                                                   Year Ending      Year Ending
                                                  June 30, 1999    June 30, 2000

Sales                                             $  1,389,373     $  2,509,265

Royalties, Materials, and Supplies                     138,277          146,061
Wages & Salaries                                       498,224        1,253,826
Advertising and Promotion                               14,921          286,712
Consulting Fee                                          50,000               --
Commissions and Contract Services                      129,403          280,860
Depreciation                                           127,302          208,714
Employee Benefits                                       74,812           69,072
Rent and Occupancy                                      23,840           42,270
Supplies                                               109,044          104,345
Telecommunications                                      36,150           52,908
Travel                                                  40,218           24,633
interest Income                                           (106)          (1,013)
Interest Expense                                        57,943           86,065
Other General & Administrative                         147,251          340,455
                                                  -----------------------------
                                                     1,447,279        2,894,908
                                                  -----------------------------

Net Loss                                          $    (57,906)    $   (385,643)
                                                  =============================